                                                                   EXHIBIT 10.25



                                                                  EXECUTION COPY











                MASTER DEVELOPMENT, LICENSE AND SUPPLY AGREEMENT


                                 by and between


                                 CIMA LABS INC.


                                       and


          [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]


                          dated as of December 18, 2001



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                               TABLE OF CONTENTS


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

SECTION 1             DEFINITIONS................................................................................1

SECTION 2             GRANT OF LICENSES; LICENSE OPTION..........................................................5

         2.1      Grant of Licenses..............................................................................5

         2.2      Sublicenses....................................................................................6

         2.3      Marketing, Distribution and Sale...............................................................6

SECTION 3             PRODUCT DEVELOPMENT........................................................................6

         3.1      Obligations of CIMA............................................................................6

         3.2      Obligations of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.***]...............................................7

         3.3      License of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH
                  THE SECURITIES AND EXCHANGE COMMISSION.***] Technology.........................................7

         3.4      Additional Products............................................................................7

         3.5      Regulatory Matters.............................................................................7

SECTION 4             ROYALTY, COST OF GOODS AND MILESTONE PAYMENTS..............................................7

         4.1      Royalty and Milestone Payments.................................................................7

         4.2      Records and Audit..............................................................................8

         4.3      Quarterly Reports of Royalties.................................................................9

         4.4      Annual Reports of Costs of Goods...............................................................9

         4.5      Sales and Marketing Estimates..................................................................9

SECTION 5             SUPPLY OF PRODUCT..........................................................................9

         5.1      Supply of Product..............................................................................9

         5.2      Identification................................................................................10

         5.3      Trade, Sample and Placebo Product Price.......................................................11

         5.4      Forecasts, Delivery and Quality...............................................................11

         5.5      Rejection and Replacement.....................................................................11

         5.6      Invoice and Payment...........................................................................12

         5.7      Supply Disruption; Alternate Manufacturing Site...............................................12

         5.8      CIMA's Obligation to Continue Manufacture.....................................................12

SECTION 6             CONDITIONS PRECEDENT TO THE CLOSING; CLOSING DATE.........................................13

         6.1      Conditions Precedent to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s Obligations.....................13
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
         6.2      Conditions Precedent to CIMA's Obligations....................................................13

         6.3      Closing Date..................................................................................14

SECTION 7             REPRESENTATIONS AND WARRANTIES OF CIMA....................................................14

         7.1      Organization, Power and Authority.............................................................14

         7.2      Due Authority; No Breach......................................................................15

         7.3      Intellectual Property.........................................................................15

         7.4      Technology Rights.............................................................................15

         7.5      Litigation....................................................................................16

         7.6      Governmental Approval.........................................................................16

         7.7      Brokerage.....................................................................................16

         7.8      Supply........................................................................................16

SECTION 8             REPRESENTATIONS AND WARRANTIES OF [***CONFIDENTIAL TREATMENT REQUESTED, PORTION
                      OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].................16

         8.1      Organization, Power and Authority.............................................................16

         8.2      Due Authority; No Breach......................................................................16

         8.3      Brokerage.....................................................................................17

         8.4      Litigation....................................................................................17

         8.5      Governmental Approval.........................................................................17

SECTION 9             ADDITIONAL COVENANTS AND AGREEMENTS OF THE PARTIES........................................17

         9.1      Governmental Filings..........................................................................17

         9.2      Compliance with Law...........................................................................18

         9.3      Recall........................................................................................18

         9.4      Confidentiality...............................................................................18

         9.5      Expenses......................................................................................19

         9.6      Reasonable Efforts............................................................................19

         9.7      Publicity.....................................................................................19

         9.8      Cooperation...................................................................................19

         9.9      Competition; No Sale for Resale...............................................................20

         9.10     Conflicting Rights............................................................................20

         9.11     Patent and Trademark Maintenance..............................................................20
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
         9.12     Infringement; Enforcement of Proprietary Rights...............................................22

         9.13     Supply of Products............................................................................22

         9.14     Liability Insurance...........................................................................22

         9.15     Referral of Orders and Inquiries..............................................................22

         9.16     Deemed Breach of Covenant.....................................................................23

SECTION 10            INDEMNIFICATION...........................................................................23

         10.1     Indemnification...............................................................................23

         10.2     Notice and Opportunity To Defend..............................................................23

         10.3     Indemnification Payment Obligation............................................................24

         10.4     Indemnification Payment Adjustments...........................................................24

         10.5     Indemnification Payment.......................................................................25

         10.6     Survival......................................................................................25

SECTION 11            TERMINATION...............................................................................25

         11.1     Termination...................................................................................25

SECTION 12            MISCELLANEOUS.............................................................................27

         12.1     Successors and Assigns........................................................................27

         12.2     Notices.......................................................................................27

         12.3     Waiver; Remedies..............................................................................28

         12.4     Survival of Representations...................................................................28

         12.5     Independent Contractors.......................................................................28

         12.6     Entire Agreement..............................................................................28

         12.7     Amendment.....................................................................................28

         12.8     Counterparts..................................................................................28

         12.9     Governing Law.................................................................................28

         12.10    Arbitration...................................................................................28

         12.11    Captions......................................................................................29

         12.12    No Third-Party Rights.........................................................................29

         12.13    Severability..................................................................................29

         12.14    Attachments...................................................................................29

         12.15    Force Majeure.................................................................................29

         12.16    Consents......................................................................................29
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                               TABLE OF CONTENTS
                                  (continued)

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
SCHEDULES
Schedule 3.1......Master Development Schedule
Schedule 4.1(a)...Royalty Rates
Schedule 4.1(b)...Development Fee and Milestone Payments
Schedule 5.1(b)...[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Purchase Order
Schedule 5.3......Cost of Goods
Schedule 5.4(d)...Quality Assurance Addendum
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                MASTER DEVELOPMENT, LICENSE AND SUPPLY AGREEMENT

         This MASTER DEVELOPMENT, LICENSE AND SUPPLY AGREEMENT (this "Agreement"), dated as of December 18, 2001, is by and between CIMA LABS INC., a Delaware corporation ("CIMA"), and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], a Delaware corporation ("[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]").

                               W I T N E S S E T H

         WHEREAS, CIMA is engaged, among other things, in the business of research, development, manufacturing and commercialization of pharmaceutical products through its proprietary drug delivery technologies;

         WHEREAS, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] is engaged, among other things, in the business of marketing and selling of pharmaceutical products;

         WHEREAS, subject to the terms and conditions set forth in this Agreement, CIMA and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] wish to collaborate in the development, registration, marketing and sale of certain prescription products; and

         WHEREAS, subject to the terms and conditions set forth in this Agreement, CIMA wishes to license to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION.***] and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] wishes to license from CIMA rights to CIMA's DuraSolv(TM), PakSolv(TM) and OraSolv(TM) technologies for use with such prescription products.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:


                                    SECTION 1

                                   DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Activities" shall mean the development, manufacturing, marketing, selling and distributing of the Products in the Territory as contemplated by this Agreement.

         "Affiliates" shall mean, with respect to any Person, any Persons directly or indirectly controlling, controlled by, or under common control with, such other Person. For purposes hereof, the term "controlled" (including the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the direct or indirect ability or power to direct or cause the direction of management policies of such Person or otherwise direct the affairs of such Person, whether through ownership of voting securities or otherwise.

         "Annual Net Sales" shall mean, for any Year, the Net Sales for such Year.

         "API" for each Product shall mean the active ingredient specified on
Schedule 3.1 hereto with respect to such Product.

         "cGMP" shall mean current Good Manufacturing Practices, as determined by the FDA from time to time.

         "CIMA" shall have the meaning given in the preamble and shall include its Affiliates.

         "CIMA Intellectual Property" shall mean, collectively, (i) the CIMA Patents, (ii) the CIMA Technology, (iii) the CIMA Trademarks, and (iv) the CIMA Marketing Materials.

         "CIMA Marketing and Market Research Data" shall mean, with respect to the Products, all CIMA marketing data, studies, market research data and reports that pertain to the Products, and any further market research data that pertains to the Products whose disclosure to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] is not prohibited by confidentiality obligations under agreements, dated prior to the date hereof, between CIMA and Persons who are not Affiliates of CIMA.

         "CIMA Marketing Materials" shall mean all labeling, marketing and promotional materials and inserts currently used by CIMA that are useful in connection with the Activities.

         "CIMA Patents" shall mean United States patent nos. 6,024,981 and 6,221,392 (Rapidly Dissolving Robust Dosage Form) and any patents and patent applications resulting therefrom, including any extension, reissue, renewal, reexamination or continuation-in-part of such patent or patent application. To the extent that the OraSolv(R) and PakSolv(TM) technology is used with respect to any Product pursuant to Schedule 3.1, the term "CIMA Patents" shall, with respect to such Product, be deemed to include United States patent nos. 5,178,878, 6,155,423, 6,269,615 and 6,311,462 and any patents and patent applications resulting therefrom, including any extension, reissue, renewal, reexamination or continuation-in-part of such patent or patent application.

         "CIMA Technology" shall mean all of the CIMA Patents and all of CIMA's trade secrets, technology, know-how and all other information necessary for the manufacture of the Products including, without limitation, that relate to CIMA's DuraSolv(R), PakSolv(TM) and OraSolv(R) technologies.

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         "CIMA Trademarks" shall mean the CIMA(R), DuraSolv(R), PakSolv(TM) ,
OraSolv(R) and Meltabs(R) trademarks.

         "Closing Date" shall have the meaning given in Section 6.3 hereof.

         "Completion Date" shall mean, with respect to any Product, the date on which [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] determines, in its reasonable discretion, such Product is ready for submission to the FDA with three months stability data on the pilot scale (equal to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], whichever is greater).

         "Cost of Goods" shall have the meaning set forth on Schedule 5.3 hereto.

         "Damages" shall mean any and all actions, costs, losses, claims, liabilities, fines, penalties, demands, damages and expenses, court costs, and reasonable fees and disbursements of counsel, consultants and expert witnesses incurred by a party hereto (including interest which may be imposed in connection therewith), but excluding any punitive, exemplary or consequential damages.

         "Defective" shall mean, as to the Product, the failure of such to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] conform to the Specifications, this Agreement and all applicable law, including, without limitation, the FFDCA and the PDMA.

         "Development Schedule" shall mean the schedule of development activities set forth on Schedule 3.1 hereto.

         "FDA" shall mean the United States Food and Drug Administration.

         "FFDCA" the United State Federal Food, Drug and Cosmetic Act, as amended from time to time, together with any rules or regulations promulgated thereunder.

         "Force Majeure" shall mean acts of God, explosion, fire, flood, tornadoes, thunderstorms, earthquake or tremor, war whether declared or not, terrorism, civil strife, riots, embargo, losses or shortages of power, labor stoppage, substance shortages, damage to or loss of product in transit, currency restrictions, or events caused by reason of laws, regulations or orders by any government, governmental agency or instrumentality or by any other supervening or unforeseeable circumstances reasonably beyond the control of each party.

         "GAAP" shall mean generally accepted accounting practices in the United States as in effect from time to time.

         "Indemnified Party" shall have the meaning given in Section 10.2 hereof.

         "Indemnifying Party" shall have the meaning given in Section 10.2 hereof.

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         "Latent Defect" shall mean a defect that results in a recall under
Section 9.3.

         "Launch or Launched" shall mean, with respect to each Product, the date when such Product is first made commercially available by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

         "Licensed Assets" shall have the meaning set forth in Section 2.1 hereof.

         "Net Sales" shall mean, with respect to the Products, the gross amount invoiced to unrelated third parties for the Products in the Territory, less:

                  (a) trade and reasonable and customary cash discounts allowed;

                  (b) refunds, rebates, chargebacks, retroactive price adjustments and any other allowances which effectively reduce the net selling price;

                  (c) returns, credits and allowances; and

                  (d) freight, taxes and insurance.

Such amounts shall be determined from books and records maintained in accordance with GAAP, consistently applied.

         "PDMA" shall mean the Prescription Drug Marketing Act of 1987, as amended from time to time, together with any rules or regulations promulgated thereunder.

         "Person" shall mean a natural person, a corporation, a partnership, a trust, a joint venture, a limited liability company, any governmental authority or any other entity or organization.

         "Product" shall mean any of the pharmaceutical products described on
Schedule 3.1, it being understood that additional products may be added to
Schedule 3.1 after the date hereof in accordance with Section 3.4.

         "Promotional Materials" shall mean any advertising and promotional labeling bearing a name (trade name or generic name) used in the promotion of any of the Products, including, without limitation, promotional materials produced by or on behalf of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] (examples include, but are not limited to, journal ads, brochures, service items, managed care pull through sheets, formulary presentations, price lists, monographs, Internet pages and telephone or television advertisements) and materials produced by outside sources (examples include, but are not limited to, medical reprints, textbooks and CME materials) to the extent funded by, created in cooperation with, reviewed, or distributed by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. The definition of Promotional Materials shall also include press releases and other releases of information to the media regarding the Products.

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         "Quarter" shall mean, as the case may be, the three months ending on
March 31, June 30, September 30 or December 31 in any Year.

         "Satisfactory Completion" shall mean, with respect to any Development Phase for any Product, the completion of such Development Phase in a manner that is: (i) appropriate to support the commercialization of the Product; (ii) appropriate for the completion of the development of such Product on, prior to, or within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of the target Completion Date set forth in respect of such Product on Schedule 3.1; and (iii) consistent with this Agreement.

         "[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]" shall have the meaning given in the preamble and shall include its Affiliates.

         "[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Technology" shall mean all of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s patents, trade secrets, technology, know-how and all other information necessary to the manufacture of the Products.

         "[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks" shall have the meaning given in Section 9.11(c).

         "Specifications" shall mean with respect to any Product, at any time, the specifications for such Product that are included in the Quality Assurance Addendum set forth on Schedule 5.4(d).

         "Territory" shall mean Canada, Mexico and the fifty (50) states, the District of Columbia and the territories and possessions comprising the United States of America, including Puerto Rico.

         "Year" shall mean a calendar year during the term of this Agreement.

                                   SECTION 2

                        GRANT OF LICENSES; LICENSE OPTION

         2.1 Grant of Licenses.


                  (a) CIMA hereby grants to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] an exclusive license for the term of this Agreement under the following assets to market, distribute and sell the Products, for all indications and for all agreed upon Product line extensions, in the Territory (such assets are referred to herein collectively as the "Licensed Assets"):

                           (i) all current and future regulatory filings,
                  approvals, registrations and governmental authorizations that relate to the Products in the Territory;

                           (ii) the CIMA Intellectual Property; and

                           (iii) the CIMA Marketing and Market Research Data.

                  (b) CIMA grants to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] an exclusive, royalty bearing license to use the CIMA Trademarks to market, distribute and sell the Products, during the term of this Agreement, for all indications and for all agreed upon Product line extensions in the Territory.

                  (c) The license to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] will be exclusive in that CIMA will not grant any licenses of the Licensed Assets or the CIMA Trademarks (i) in the Territory to any other Person with respect to the Products or any other products containing the same active ingredient [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] as any Product or (ii) anywhere in the world with respect to any products having an identical formulation as any Product, in each case, during the term of this Agreement

                  (d) In the event that a third party is interested in developing, manufacturing or marketing an equivalent formulation of a Product outside the Territory, CIMA and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] agree as follows:

         (i) CIMA shall be entitled to solicit interest and enter initial discussions with any third parties for making a product having a formulation equivalent to that of a Product commercially available in any country or countries outside the Territory;

         (ii) upon receiving a bona fide proposal from a third party for the development and/or license of a formulation equivalent to that of a Product, but prior to initiating development activities or granting a license to such third party for such equivalent formulation, CIMA shall provide [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] a notice (a "License Notice") of its intent to initiate development activities or grant such license in a specific country or countries which shall identify such country or countries and shall describe in detail the formulation proposed to be licensed; and

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         (iii)    [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall provide CIMA a notice within forty-five (45) days of its receipt of the License Notice that either: A) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] does not intend to market the Product in such country or countries, in which case CIMA shall be free to initiate development activities and/or license the formulation described in the License Notice to a third party; or B) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] does intend to market the Product in such country or countries, in which case this Agreement shall be amended to include such country or countries in the Territory and to allow CIMA to perform any necessary development work. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall have one (1) year from the date of its notice to CIMA to demonstrate significant progress towards bringing the Product to market in such country or countries. If [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] fails to demonstrate significant progress within one (1) year or fails thereafter to demonstrate continued activities to market the Product in such country or countries, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s license to the Product in that country or countries will terminate in thirty (30) days after re-notification by CIMA that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] is not in compliance with this Section 2.1(d)(iii).

         2.2 Sublicenses. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall have the right to extend the licenses granted pursuant to this Section 2 in whole or in part to any Affiliate of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], provided that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] is not then in default with respect to any of its obligations to CIMA under this Agreement. All the terms and provisions of this Agreement shall apply to the Affiliate to which this license has been extended to the same extent as they apply to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], and the operations of the Affiliate shall be deemed to be the operations of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION

OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall account therefor and be responsible for the performance of such Affiliate of all of its obligations hereunder. In addition, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall have the right to extend the licenses granted pursuant to this Section 2 in whole or in part to Persons who are not Affiliates of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with the prior written consent of CIMA, which consent shall not unreasonably be withheld or delayed.

         2.3 Marketing, Distribution and Sale. After each Launch, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall use its commercially reasonable efforts to market, distribute and sell the launched Product in the Territory. Such efforts shall be consistent with industry norms, given the product profile, product potential and the state of the market at Launch.

                                   SECTION 3

                               PRODUCT DEVELOPMENT

         3.1 Obligations of CIMA. CIMA shall be responsible for the satisfactory performance of each of the development activities set forth on Schedule 3.1 at least by the times set forth on Schedule 3.1.

         3.2 Obligations of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall, in a timely fashion, supply CIMA or cause CIMA to be supplied with sufficient quantities of API for CIMA to perform the development activities described on Schedule 3.1 and the supply activities described in Sections 5.1 and 5.5.

         3.3 License of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Technology. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] hereby grants to CIMA a non-exclusive license under the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Technology so that CIMA may carry out its obligations under Section 3.1. Such license may not be sublicensed without the prior written consent of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         3.4 Additional Products. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] may, with the prior written consent of CIMA, such consent not to be unreasonably withheld, supplement Schedule 3.1 after the date hereof by adding additional products thereto in order to increase the number of Products subject to this Agreement or to replace any Product previously terminated under Section 11.1 (c) or (d), in which case each such additional product(s) shall be deemed a "Product" within the meaning hereof, provided that any Product added pursuant to this Section 3.4 shall be subject to terms, including development schedules, comparable to then existing Products. This Agreement shall be amended as necessary to accommodate such additional or replacement Products and terms related thereto.

         3.5 Regulatory Matters. All Product, other than Prototypes, supplied to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall be produced under cGMP and in accordance with the Specifications. CIMA shall furnish [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with a Certificate of Analysis with a cGMP statement to demonstrate that each shipment of Product has been manufactured under cGMP and other FDA guidelines and in accordance with the Specifications. In addition, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] reserves the right, at its own expense, to audit the facility of CIMA, including its processes, records and other facets of the operation as may be necessary to assure that all applicable regulations have been complied with, and the Specifications have been met. CIMA shall permit duly authorized representatives of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] to audit all manufacturing and processing operations at reasonable times with a prior appointment. The right to audit shall commence with the effective date of this Agreement. These audits will be conducted to assure compliance with all pertinent acts, regulations, and guidelines promulgated by the FDA and other regulatory authorities, as well as standards then in effect in the regulatory environment. Such audits will be permitted during normal business hours and will be performed with a minimum of disruption.

                                   SECTION 4

                  ROYALTY, COST OF GOODS AND MILESTONE PAYMENTS

         4.1 Royalty and Milestone Payments.


         (a) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall make royalty payments to CIMA, at the times, in the amounts and subject to the conditions set forth on Schedule 4.1(a).

         (b) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall make Milestone Payments and Development Fee Payments to CIMA as set forth on Schedule 4.1(b).

         (c) In the event of (i) any patent infringement of the CIMA Technology that has a materially adverse effect on any Product, and/or (ii) the occurrence of an interruption in the supply of any Product for a period of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or more, then, in each case, the obligation of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] to make any payments pursuant to Sections 4.1(a) or 4.1(b) or Schedules 4.1(a) or 4.1(b) shall, in each case, terminate with respect to such Product(s) and be deemed waived by CIMA and shall be promptly renegotiated in good faith by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and CIMA. Any renegotiated obligations pursuant to this Section 4.1(c) shall be retroactively effective to the date the applicable event described above occurred.

         4.2 Records and Audit.

         (a) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and its Affiliates shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to CIMA hereunder. Such books of account shall be kept at [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s principal place of business or the principal place of business of the appropriate Affiliate of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] to which this Agreement relates. Such books and the supporting data shall be open, at all reasonable times and upon reasonable notice during the term of this Agreement and for 2 years after its termination, to the inspection by a firm of certified public accountants selected by CIMA and reasonably acceptable to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], for the limited purpose of verifying [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s royalty statements; provided, however, that such examination shall not take place more often than once each Year and shall not cover more than the preceding 3 Years, with no right to audit any period previously audited. Except as otherwise provided in this Section, the cost of any such examination shall be paid by CIMA. In the event that any such inspection reveals a deficiency in excess of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of the reported royalty for the period covered by the inspection, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall promptly pay CIMA the deficiency, plus interest at the rate of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] per annum, and shall reimburse CIMA for the fees and expenses paid to such accountants in connection with their inspection. In the event that any such inspection reveals a deficiency that is less than [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of the reported royalty for the period covered by the inspection, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall promptly pay CIMA the deficiency, plus interest at the rate of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] per annum. The parties agree that neither party shall be required to retain books and records with respect to the above other than books and records relating to the current Year and the immediately preceding 3 Years.

         (b) CIMA shall keep full, true and accurate books and records that may be necessary for the purpose of determining the actual Costs of Goods incurred by CIMA as contemplated hereunder. Such books and records shall be kept at CIMA's principal place of business. Such books and records and the supporting data shall be open, at all reasonable times and upon reasonable notice during the term of this Agreement and for 2 years after its termination, to inspection by a firm of certified public accountants selected by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and reasonably acceptable to CIMA, for the limited purpose of verifying CIMA's Costs of Goods; provided, however, that such examination shall not take place more often than once each Year and shall not cover more than the preceding 3 Years, with no right to audit any period previously audited. Except as otherwise provided in this Section, the cost of any such examination shall be paid by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. In the event that any such inspection reveals a discrepancy between CIMA's actual Costs of Goods and that invoiced to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], in favor of CIMA, in excess of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of the reported Costs of Goods for the period covered by the inspection, CIMA shall promptly pay [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] the amount of such discrepancy, plus interest at the rate of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] per annum, and shall reimburse [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] for the fees and expenses paid to such accountants in connection with their inspection. In the event that any such inspection reveals a discrepancy between CIMA's actual Costs of Goods and that invoiced to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], in favor of CIMA, that is less than [***CONFIDENTIAL TREATMENT

REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of the reported Cost of Goods for the period covered by the inspection, CIMA shall promptly pay [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] the amount of such discrepancy, plus interest at the rate of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] per annum. The parties agree that neither party shall be required to retain books and records with respect to the above other than books and records relating to the current Year and the immediately preceding 3 Years.

         4.3 Quarterly Reports of Royalties. In any Year, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall, within sixty (60) days after the end of each Quarter, deliver to CIMA true and accurate reports, certified by an authorized official of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], setting forth the actual Annual Net Sales and total royalties due under Section 4.1(a) for such Year. If no royalties are due, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall so report.

         4.4 Annual Reports of Costs of Goods. CIMA shall, not later than 60 days prior to the Launch of each Product and, thereafter, not later than 60 days after January 1 of each Year, deliver to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] true and accurate reports, certified by an authorized official of CIMA, setting forth in reasonable detail the information necessary to calculate the Cost of Goods for each Product in accordance with Schedule 5.3. Product delivered to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] between January 1 and February 28 each year shall be invoiced to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] at the price applicable to Product delivered to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] during the immediately preceding calendar year. Then on or about February 28 of each year CIMA shall transmit to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] a corrected invoice for Product delivered between January 1 and February 28 of each year taking into account the final amount of any such price increase or decrease, and setting forth the applicable additional charges or credits.

         4.5 Sales and Marketing Estimates. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall provide CIMA with a non-binding estimate of its Annual Net Sales by quarter for each Product [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.***] prior to the Launch of each Product. Thereafter, prior to September 30th in any year following the Launch of such Product, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall provide CIMA with non-binding estimate of its Annual Net Sales of such Product by quarter for the following year.


                                   SECTION 5

                                SUPPLY OF PRODUCT

         5.1 Supply of Product.


         (a) For the term of this Agreement, or for as long as CIMA manufactures any of the Products hereunder, whichever is shorter, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] agrees to purchase from CIMA and CIMA agrees to supply [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with all of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s requirements for the Products, Product samples and Product placebos for their subsequent use, sale, lease or transfer by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         (b) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] agrees to initiate purchases of the Products, Product samples and Product placebos hereunder by issuing CIMA binding purchase orders not less than [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] prior to the required shipping date set forth therein. CIMA agrees to accept any order issued in accordance with this Section 5.1(b) and to meet the delivery dates specified thereon. All purchase orders hereunder shall be on [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s standard purchase order form (a copy of which is attached as Schedule 5.1(b) hereto and which shall not, for purposes of this Agreement only, be modified in any material respect without CIMA's prior written consent, such consent not to be unreasonably withheld or delayed) and shall be directed to CIMA at the address set forth below. The terms and conditions of purchase enumerated on the reverse side of such standard purchase order form shall prevail over any inconsistent or conflicting language as may exist on invoices, confirmation or order acknowledgment forms of CIMA, provided, however, that in the event any terms thereof are in conflict, or are inconsistent with any terms of this Agreement, the terms and conditions hereof shall prevail. No Product delivered by CIMA shall have a shelf life that is more than [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.***] less than the maximum shelf life of such Product (other than batches that were under investigation and batches for validation which shall have not more than [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] less than the maximum shelf life of such Product upon delivery to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]).

         (c) Purchase order quantities shall be in full batch sizes that are mutually agreed by the parties.

         (d) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall cause the amount of API that CIMA requires to perform its obligations pursuant to Schedule
3.1 and Sections 5.1 and 5.5 to be provided at no charge to CIMA [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] prior to date of tablet manufacture, as well as [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of safety stock. API must conform to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s then current raw materials specifications. CIMA shall not be accountable for production or shipment delays due to lack of API.

         (e) EXCEPT AS SPECIFICALLY PROVIDED HEREIN, INCLUDING, WITHOUT LIMITATION, SECTION 7.8, THE PRODUCT WILL BE SUPPLIED BY CIMA WITH NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABLILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         5.2 Identification. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] may market the Products under its name, with its packaging and logo; [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] will, however, identify CIMA as the supplier in a fair manner, reasonably acceptable to CIMA. CIMA will bear all the costs of labeling the Product so as to appropriately display the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] name provided [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] supplies all the appropriate graphics, designs, logos and related and appropriate artwork at least a reasonable amount of time in advance of any Product being manufactured. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall reimburse CIMA for any reasonable and documented costs incurred by CIMA in making changes to the packaging required to manufacture the Products in accordance with changes to the

PDMA or other applicable law or changes required by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], including, but not limited to plate and die charges due to label changes and product identification requirements, and for any packaging components rendered obsolete by the changes. In addition, CIMA shall pay for all initial one-time set-up charges incurred by CIMA in respect of packaging each Product. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] may use CIMA's name and derivations thereof in promoting, marketing and selling the Products in the Territory; provided, however, that the particular formulation of any reference to CIMA's name in any Promotional Material shall be subject to CIMA's review and consent; and provided, further, that once the formulation of any such reference has been reviewed and consented to by CIMA, any subsequent reference to CIMA's name using such formulation shall not be subject to the further review or consent of CIMA. All samples shall be clearly marked "for sample use only" or some similar phrasing suggested by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         5.3 Trade, Sample and Placebo Product Price. CIMA shall supply Products, Product samples and Product placebos to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] at the price set forth on Schedule 5.3.

         5.4 Forecasts, Delivery and Quality.

         (a) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall provide CIMA with 12-month non-binding forecasts within 15 days after the end of each Quarter. Such forecasts shall be revised and extended in each succeeding Quarter.

         (b) Delivery of the Products, Product samples and Product placebos shall be in accordance with the means of transportation, destination and dates set forth in [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s purchase order. Delivery shall be EXW (Incoterms 2000) CIMA and CIMA shall load Products on to collecting vehicle at CIMA's risk.

         (c) All deliveries of the Products hereunder shall include a Certificate of Analysis provided by the quality control manager of CIMA attesting to the fact that such Products (i) have been manufactured by a process which complies with cGMP and (ii) are of quality which is in accordance with criteria established in the Specifications and all FDA requirements.

         (d) The Products, Product samples and Product placebos supplied hereunder shall have been manufactured by a process which complies with the quality assurance addendum set forth on Schedule 5.4(d).

         5.5 Rejection and Replacement.

         (a) In the event [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] determines that any Products, Product samples or Product placebos as manufactured and/or packaged by CIMA is Defective, then, within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] after delivery of such Products, Product samples or Product placebos to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall provide to CIMA a written notice of rejection, specifying in reasonable detail the manner in which the Products are Defective (the "Notice of Rejection"). If no written Notice of Rejection is given to CIMA by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] within such [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] period, such Products, Product samples or Product placebos shall be deemed to have been accepted by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         (b) Upon receipt of a Notice of Rejection from [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and in order to minimize any hardship to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] 's customers, CIMA shall use its reasonable best efforts to promptly supply to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] a quantity of replacement Products, Product samples or Product placebos meeting the Specifications equal to the size of the lot or lots which [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] claims was Defective so that such replacement Products shall be received by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] within 30 days following CIMA's receipt of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s Notice of Rejection. If CIMA agrees with [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] that such Product is Defective then CIMA shall either replace the Defective Product at no cost to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], or refund or credit, as designated by

[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], the price paid for such Product plus any applicable delivery charges, including, without limitation, shipping, insurance and taxes, and any reasonable and documented out-of-pocket expense that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] may have incurred, within thirty
(30) days after written notice from [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. If CIMA disagrees with [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] as to whether such Product is Defective, the parties shall cooperate to have the Product in dispute analyzed by an independent testing laboratory of recognized repute jointly selected by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and CIMA. If the Product is determined by such laboratory to meet the Specifications, then [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall bear the cost of the independent laboratory testing and pay for the Product in accordance with this Agreement. If the Licensed Product is determined not to have met the Specifications at time of delivery, then CIMA shall bear the cost of the independent laboratory testing. In addition, CIMA shall either replace the Defective Product within thirty (30) days after the date of such determination, at no cost to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], or refund or credit, as designated by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], the price paid for such Product plus any applicable delivery charges, including, without limitation, shipping, insurance and taxes, and any reasonable and documented out-of-pocket expense that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] may have incurred, within thirty (30) days after written notice from [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. If CIMA is unable to replace any such Product within thirty (30) days (or at any time that CIMA fails to deliver the replacement Product at an agreed upon date), [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall have the right, at its sole discretion, to extend the timeframe for delivery of replacement Product to a mutually agreed upon date, or, in the alternative, to require CIMA to reimburse [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] for the price paid for such Product plus any applicable delivery charges, including, without limitation, shipping, insurance and taxes and any reasonable and documented out-of-pocket expense [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] may have incurred. Such reimbursement shall be made within thirty (30) days of such notice.

         5.6 Invoice and Payment. Upon shipment of any Products, Product samples or Product placebos, CIMA shall be entitled to submit invoices therefor to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] agrees to remit payment within thirty (30) days from CIMA's invoice date.

         5.7 Supply Disruption; Alternate Manufacturing Site.

         (a) CIMA shall use its best efforts to supply [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with the Products in a timely manner in accordance with the orders and forecasts received by CIMA pursuant to Sections 5.1(b) and 5.4(a), respectively. In any consecutive [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] period, should CIMA fail to supply [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with a Product ordered for such [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] period pursuant to Section 5.1(b) (other than for reason of Force Majeure), [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall have the right to require CIMA to transfer the manufacture of such Product(s) to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] facility or other designated [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] facility. Should CIMA cure its failure to supply any Product so transferred, CIMA shall have the right to resume the manufacture of such Product and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and CIMA shall transfer the manufacture of such Product back to CIMA within a commercially reasonable amount of time.

         (b) CIMA shall, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] establish a second manufacturing plant as an alternate FDA-approved manufacturing site for the Products however, the second manufacturing plant is not required to contain a bottling capability

         5.8 CIMA's Obligation to Continue Manufacture. If this Agreement terminates or expires through no breach of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION

OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], CIMA shall reasonably cooperate with [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in transferring the manufacture of the Products to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], its Affiliate or, subject to confidentiality obligations consistent with Section 9.4, a third-party appointed by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], the parties shall develop a timing and payment schedule for the transfer of the manufacture of the Products and CIMA shall continue to supply the Products to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] pursuant to the terms of this Agreement until [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] from the date this Agreement is terminated or expires pursuant to Section 11.1.

                                    SECTION 6

                      CONDITIONS PRECEDENT TO THE CLOSING;
                                  CLOSING DATE

         6.1 Conditions Precedent to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s Obligations. Subject to waiver as set forth in Section 12.3, all obligations of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] to close the transactions contemplated under this Agreement are subject to the fulfillment or satisfaction of each of the following conditions precedent:

         (a) Representations and Warranties True as of the Closing Date. The representations and warranties of CIMA contained in this Agreement or in any schedule, certificate or document delivered by CIMA to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] pursuant to the provisions hereof shall have been true on the date hereof and shall be true on the Closing Date with the same effect as though such representations and warranties were made as of such date.

         (b) Compliance with this Agreement. CIMA shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or by the Closing Date.

         (c) Closing Certificate. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall have received a certificate from CIMA, executed by an officer of CIMA, certifying in such detail as [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] may reasonably request that the conditions specified in Sections 6.1(a) and 6.1(b), above, have been fulfilled and certifying that CIMA has obtained all consents and approvals required hereunder.

         (d) No Threatened or Pending Litigation. On the Closing Date, no suit, action or other proceeding, or injunction or final judgment relating thereto, shall, to the best of CIMA's knowledge, be threatened or be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might result in any such suit, action or proceeding shall be pending or, to the best of CIMA's knowledge, threatened.

         6.2 Conditions Precedent to CIMA's Obligations. Subject to waiver as set forth in Section 12.3, all obligations of CIMA to close the transactions contemplated under this Agreement are subject to the fulfillment or satisfaction of each of the following conditions precedent:

         (a) Representations and Warranties True as of the Closing Date. The representations and warranties of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] contained in this Agreement or in any schedule, certificate or document delivered by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] to CIMA pursuant to the provisions hereof shall have been true on the date hereof and shall be true on the Closing Date with the same effect as though such representations and warranties were made as of such date.

         (b) Compliance with this Agreement. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or by the Closing Date.

         (c) Closing Certificate. CIMA shall have received a certificate from [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], executed by an officer of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], certifying in such detail as CIMA may reasonably request that the conditions specified in Sections 6.2(a) and 6.2(b), above, have been fulfilled and certifying that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.***] has obtained all consents and approvals required hereunder.

         (d) No Threatened or Pending Litigation. On the Closing Date, no suit, action or other proceeding, or injunction or final judgment relating thereto, shall, to the best of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s knowledge, be threatened or be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might result in any such suit, action or proceeding shall be pending or, to the best of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s knowledge, threatened.

         6.3 Closing Date.


         (a) Subject to Section 6.3(b), below, the closing of the transactions contemplated by this Agreement shall take place at 10:00 a.m., local time, on December 18, 2001, or on such other date as may be mutually agreed upon in writing by the parties (the "Closing Date"), at the offices of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         (b) Each party hereby agrees to use its best efforts to consummate the transactions contemplated herein, as modified, on or before December 18, 2001; provided, however, that if the parties are unable to close the transactions contemplated hereby by January 31, 2002, or such later date as shall be mutually agreed to in writing by CIMA and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], then all of the rights and obligations of the parties under this Agreement shall terminate without liability.

                                   SECTION 7

                     REPRESENTATIONS AND WARRANTIES OF CIMA

         CIMA hereby represents and warrants to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] that:

         7.1 Organization, Power and Authority. CIMA is a corporation duly organized and validly existing under the laws of the State of Delaware. CIMA has all necessary corporate power and authority to enter into, and be bound by the terms and conditions of, this Agreement, and to license the Licensed Assets and the CIMA Trademarks to [***CONFIDENTIAL

TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] pursuant hereto.

         7.2 Due Authority; No Breach. The execution, delivery and performance by CIMA of this Agreement and each agreement or instrument contemplated by this Agreement, and the performance of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action by CIMA. This Agreement is, and each agreement or instrument contemplated by this Agreement, when executed and delivered by CIMA in accordance with the provisions hereof, will be (assuming the due execution and delivery hereof and thereof by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]) the legal, valid and binding obligation of CIMA, in each case enforceable against CIMA in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws from time to time in effect which affect the enforcement of creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against CIMA. All persons who have executed this Agreement on behalf of CIMA, or who will execute on behalf of CIMA any agreement or instrument contemplated by this Agreement, have been duly authorized to do so by all necessary corporate action. Neither the execution and delivery of this Agreement or any such other agreement or instrument by CIMA, nor the performance of the obligations contemplated hereby or thereby, will (i) conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of the articles of incorporation or by-laws of CIMA or any material contract or any other material obligation to which CIMA is a party or to which it is subject or bound, or (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency, arbitrator or governmental body against, or affecting or binding upon, CIMA or upon the securities, property or business of CIMA, or (iii) constitute a violation by CIMA of any applicable law or regulation of any jurisdiction as such law or regulation relates to CIMA, or to the property or business of CIMA except for such conflict, acceleration, default, breach or violation that is not reasonably likely to have a material adverse effect on CIMA's ability to perform its obligations under this Agreement or under any agreement or instrument contemplated hereby.

         7.3 Intellectual Property. CIMA is the lawful owner of the Licensed Assets and CIMA Trademarks, CIMA can license the Licensed Assets and CIMA Trademarks without the consent of any third party in the Territory, there is no pending or overtly threatened claim against CIMA asserting that any of the Licensed Assets or CIMA Trademarks infringes or violates the rights of third parties in the Territory or that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], by practicing under the Licensed Assets and CIMA Trademarks in performing the Activities, would violate any of the intellectual property rights of any third party in the Territory, and nothing has come to the attention of CIMA which has, or reasonably should have, led CIMA to believe that any of the Licensed Assets and CIMA Trademarks infringes or violates the right of third parties in the Territory. CIMA has not given any notice to any third parties asserting infringement by such third parties upon any of the Licensed Assets and CIMA Trademarks. CIMA is not aware of and has not received any communications challenging the ownership, validity or effectiveness of any of the Licensed

Assets and CIMA Trademarks. CIMA has not granted any right to any third party relating to the Activities which would violate the terms of or conflict with the rights granted to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] pursuant to this Agreement.

         7.4 Technology Rights. The CIMA Technology, to the best of CIMA's knowledge, when combined with the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Technology, includes all the technology, patents, know-how, trade secrets and other intellectual property necessary to manufacture the Products.

         7.5 Litigation. There are no pending or, to the best of CIMA's knowledge, threatened judicial, administrative or arbitral actions, claims, suits or proceedings pending as of the date hereof against CIMA relating to the Activities, the Licensed Assets or the CIMA Trademarks which, either individually or together with any other, would have a material adverse effect on the Activities, the Licensed Assets, the CIMA Trademarks or the ability of CIMA to perform its obligations under this Agreement or any agreement or instrument contemplated hereby. There are no pending, and CIMA does not presently contemplate bringing, any actions or suits relating to the Activities, the Licensed Assets or the CIMA Trademarks against others.

         7.6 Governmental Approval. No consent, approval, waiver, order or authorization of, or registration, declaration or filing with, any governmental authority is required in connection with the execution, delivery and performance of this Agreement, or any agreement or instrument contemplated by this Agreement, by CIMA or the performance by CIMA of its obligations contemplated hereby and thereby.

         7.7 Brokerage. No broker, finder or similar agent has been employed by or on behalf of CIMA, and no Person with which CIMA has had any dealings or communications of any kind is entitled to any brokerage commission, finder's fee or any similar compensation, in connection with this Agreement or the transactions contemplated hereby.

         7.8 Supply. All finished Products supplied by CIMA under Section 5 shall (i) have been manufactured by a process which complies with cGMP and the Quality Assurance Addendum set forth on Schedule 5.4(d) and (ii) be of a quality which is in accordance with criteria established by the specifications established by the Specifications and all FDA requirements.

                                   SECTION 8

         REPRESENTATIONS AND WARRANTIES OF [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION.***]

         [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] represents and warrants to CIMA that:

         8.1 Organization, Power and Authority. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] has all necessary corporate power and authority to enter into, and be bound by the terms and conditions of, this Agreement, to license the Licensed Assets, the Patents and the CIMA Technology from CIMA, and to license the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Technology to CIMA pursuant hereto.

         8.2 Due Authority; No Breach. The execution, delivery and performance by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of this Agreement, and each agreement or instrument contemplated by this Agreement, and the performance of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. This Agreement is, and each agreement or instrument contemplated by this Agreement, when executed and delivered by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in accordance with the provisions hereof, will be (assuming due execution and delivery hereof and thereof by CIMA) the legal, valid and binding obligation of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], in each case enforceable against [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws from time to time in effect which affect the enforcement of creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. All persons who have executed this Agreement on behalf of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], or who will execute on behalf of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.***] any agreement or instrument contemplated by this Agreement, have been duly authorized to do so by all necessary corporate action. Neither the execution and delivery of this Agreement by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], or any such other agreement or instrument by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], nor the performance of the obligations contemplated hereby and thereby, will (i) conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of its articles of incorporation or by-laws or any material contract or any other material obligation to which [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] is a party or to which it is subject or bound, or (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency, arbitrator or government body against, or affecting or binding upon, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or upon the securities, property or business of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], or (iii) constitute a violation by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of any applicable law or regulation of any jurisdiction as such law or regulation relates to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or to the property or business of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], except for such conflict, acceleration, default, breach or violation that is not reasonably likely to have a material adverse effect on [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s ability to perform its obligations under this Agreement or any agreement or instrument contemplated hereby.

         8.3 Brokerage. No broker, finder or similar agent has been employed by or on behalf of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and no Person with which [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] has had any dealings or communications of any kind is entitled to any brokerage commission, finder's fee or any similar compensation, in connection with this Agreement or the transactions contemplated hereby.

         8.4 Litigation. There are no pending or, to the best of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s knowledge, threatened judicial, administrative or arbitral actions, claims, suits or proceedings pending as of the date hereof against [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] which, either individually or together with any other, will have a material adverse effect on the ability of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] to perform its obligations under this Agreement or any agreement or instrument contemplated hereby or affect adversely the grant to CIMA of the non-exclusive license of the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Technology pursuant to Section 3.3.

         8.5 Governmental Approval. No consent, approval, waiver, order or authorization of, or registration, declaration or filing with, any governmental authority is required in connection with the execution, delivery and performance of this Agreement, or any agreement or instrument contemplated by this Agreement, by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or the performance by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of its obligations contemplated hereby and thereby.

                                   SECTION 9

               ADDITIONAL COVENANTS AND AGREEMENTS OF THE PARTIES

         9.1 Governmental Filings. CIMA and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] each agree to prepare and file whatever filings, listings, requests or applications are required to be filed with any governmental authority in connection with this Agreement or the Products and to cooperate with one another as reasonably necessary to accomplish the foregoing.

         9.2 Compliance with Law. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and CIMA shall each comply with all federal, state and local laws and regulations applicable to developing, approving, manufacturing, marketing and selling the Products in the Territory, the Licensed Assets, the Patents and the Technology or the performance of their respective obligations hereunder. CIMA and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] each shall keep all records and reports required to be kept by applicable laws and regulations, and each shall make its facilities available at reasonable times during business hours for inspection by representatives of governmental agencies. CIMA and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] each shall notify the other within forty-eight (48) hours of receipt of any notice or any other indication whatsoever of any FDA or other governmental agency inspection, investigation or other inquiry, or other material notice or communication of any type, involving any Product. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and CIMA shall cooperate with each other during any such inspection, investigation or other inquiry including, but not limited to, allowing upon request a representative of the other to be present during the applicable portions of any such inspection, investigation or other inquiry and providing copies of all relevant documents. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and CIMA shall discuss any written response to observations or notifications received in connection with any such inspection, investigation or other inquiry and each shall give the other an opportunity to comment upon any proposed response before it is made. In the event of disagreement concerning the form or content of such response, however, CIMA shall be responsible for deciding the appropriate form and content of any response with respect to any of its cited activities and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall be responsible for deciding the appropriate form and content of any response with respect to any of its cited activities.

         9.3 Recall. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and CIMA shall consult with one another as to all decisions concerning recall or withdrawal of any Product from the market, including, but not limited to, determining whether or not to make any such recall or withdrawal, the timing and scope thereof, and the means of conducting any recall or withdrawal. The party requesting any recall or withdrawal must receive the prior written consent of the other party, such consent not to be unreasonably withheld, prior to initiating such recall or withdrawal. No consent shall be necessary if the recall or withdrawal is requested by the FDA or other governmental authority. CIMA shall bear the costs (including but not limited to, shipping and product credits) for any recall or withdrawal primarily due to CIMA's failure to comply with this Agreement. The costs for any other recall or withdrawal shall be the responsibility of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         9.4 Confidentiality. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall treat as confidential the Licensed Assets, the Patents, the CIMA Technology, and all other information of CIMA of which [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] becomes aware in connection with this Agreement (collectively, "CIMA Proprietary Information"). [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall neither disclose CIMA Proprietary Information to any third party nor use CIMA Proprietary Information for any purpose other than as set forth in this Agreement. CIMA shall treat as confidential the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Technology and all other information of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of which CIMA becomes aware in connection with this Agreement (collectively, "[***CONFIDENTIAL

TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Proprietary Information"). CIMA shall neither disclose [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Proprietary Information to any third party nor use [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Proprietary Information for any purpose other than as set forth in this Agreement.

         Nothing contained herein will in any way restrict or impair either party's (the "Using Party's") right to use, disclose or otherwise deal with any Proprietary Information of the other party which:

                  (a) at the time of disclosure is known to the public or thereafter becomes known to the public by publication or otherwise through no fault of the Using Party;

                  (b) the Using Party can establish was in its possession prior to the time of the disclosure and was not obtained directly or indirectly from the other party;

                  (c) is independently made available as a matter of right to the Using Party by a third party who is not thereby in violation of a confidential relationship with the other party;

                  (d) is developed by the Using Party independently of the Proprietary Information received from the other party and the Using Party can establish such development; or

                  (e) is information required to be disclosed by legal or regulatory process; provided, in each case the Using Party timely informs the other party and uses reasonable efforts to limit the disclosure and maintain confidentiality to the extent possible and permits the other party to intervene and contest or attempt to limit the disclosure.

Nothing in the foregoing, however, shall prohibit a party from making such disclosures to the extent deemed necessary under applicable federal or state securities laws or any applicable rule or regulation of any nationally recognized securities exchange including, without limitation, NASDAQ. In such event, however, the disclosing party shall use good faith efforts to consult with the other party prior to such disclosure and, where applicable, shall request confidential treatment to the extent available. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall obtain no right or license of any kind under the CIMA Proprietary Information except as set forth in this Agreement. CIMA shall obtain no right or license of any kind under the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Proprietary Information except as set forth in this Agreement.

         9.5 Expenses. CIMA and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.***] shall each bear their own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and, except as set forth in this Agreement, the performance of the obligations contemplated hereby.

         9.6 Reasonable Efforts. CIMA and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] each hereby agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done all things necessary or proper to make effective the transactions contemplated by this Agreement, including such actions as may be reasonably necessary to obtain approvals and consents of governmental Persons and other Persons.

         9.7 Publicity. Each of the parties agrees that no publicity release or announcement concerning the transactions contemplated hereby shall be issued without the advance written consent of the other, except as such release or announcement may be required by law, in which case the party making the release or announcement shall, before making any such release or announcement, afford the other party a reasonable opportunity to review and comment upon such release or announcement.

         9.8 Cooperation. If either party shall become engaged in or participate in any investigation, claim, litigation or other proceeding with any third party, including the FDA, relating in any way to the Products or any of the Licensed Assets, the Patents or the Technology, the other party shall cooperate in all reasonable respects with such party in connection therewith, including, without limitation, using its reasonable efforts to make available to the other such employees who may be helpful with respect to such investigation, claim, litigation or other proceeding, provided that, for purposes of this provision, reasonable efforts to make available any employee shall be deemed to mean providing a party with reasonable access to any such employee at no cost for a period of time not to exceed 24 hours (e.g., three 8-hour business days). Thereafter, any such employee shall be made available for such time and upon such terms and conditions (including, but not limited to, compensation) as the parties may mutually agree.

         9.9 Competition; No Sale for Resale.

         (a) CIMA agrees that, commencing on the Closing Date and continuing for the period ending [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] after the term of this Agreement, it shall not directly or indirectly, develop or manufacture for sale within the Territory any Product described on Schedule 3.1 on the date hereof or engage in the marketing, selling or distributing of any such Product in the Territory except as contemplated by this Agreement. It is further understood that the remedies at law are inadequate in the case of any breach of this covenant and that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall be entitled to equitable relief, including the remedy of specific performance, with respect to any breach of such covenant.

         (b) Neither [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] nor any sublicensee of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall knowingly directly or indirectly sell any Product to anyone in the Territory for subsequent distribution or resale outside the Territory and each shall take all reasonable precautions to prevent such distribution or resale outside the Territory. Neither CIMA nor any of its Affiliates shall knowingly directly or indirectly sell any Product to anyone in the Territory or outside the Territory for subsequent distribution or resale in the Territory and each shall take all reasonable precautions to prevent such distribution or resale in the Territory.

         9.10 Conflicting Rights. CIMA shall not grant any right to any third party relating to the Activities which would violate the terms of or conflict with the rights granted to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] pursuant to this Agreement.

         9.11 Patent and Trademark Maintenance.

         (a) CIMA shall be solely responsible for filing, prosecuting, and maintaining all of the CIMA Patents, and CIMA shall pay the costs associated therewith. CIMA shall file, prosecute, and maintain all CIMA Patents so as to fully continue the benefits under the licenses granted to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] hereunder. CIMA may, however, discontinue prosecuting and maintaining any CIMA Patent if (i) CIMA has a valid business reason to do so, and (ii) obtains the prior written approval of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], such approval not to be unreasonably withheld or delayed.

         (b) CIMA shall be solely responsible for filing, prosecuting, and maintaining all CIMA Trademarks, and CIMA shall pay the costs associated therewith. All registrations, variations, logos, goodwill and other rights under or acquired through use of the CIMA Trademarks shall accrue and belong to CIMA. Except as provided herein, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall have no rights to use the CIMA Trademarks. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] will not use in its business, in or outside of the Territory, any other mark or name which is similar to or nearly resembles any of the CIMA Trademarks in use by CIMA to indicate the source and origin of the CIMA Technology as to be likely to cause deception or confusion. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] recognizes that CIMA is the owner of all CIMA Trademarks used in commerce to indicate the source of the CIMA Technology and agrees that the CIMA Trademarks shall remain vested in CIMA both during the term of this Agreement and thereafter. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall not contest the validity of the CIMA Trademarks or CIMA's ownership of the CIMA Trademarks. Use of the CIMA Trademarks by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in conjunction with the manufacture, use, and sale of the Product and all goodwill related thereto shall inure to the benefit of CIMA for purposes of building the longevity and extent of use of the CIMA Trademarks.

         (c) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall be solely responsible for filing, prosecuting, and maintaining all trademarks it develops or owns for the Products (the "[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks"), and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall pay the costs associated therewith. All registrations, variations, logos, goodwill and other rights under or acquired through use of the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks shall accrue and belong to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] CIMA shall have no rights to use the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks, including, without limitation, in connection with any product subsequently developed by CIMA. CIMA will not use in its business, in or outside of the Territory, any other mark or name which is similar to or nearly resembles the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks in use by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in a manner that is likely to cause deception or confusion. CIMA recognizes that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] is the owner of all of the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks used in commerce to indicate the source of the Product and agrees that the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks shall remain vested in [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] both during the term of this

Agreement and thereafter. CIMA shall not contest the validity of the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks or [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s ownership of the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks. Use of the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in conjunction with the manufacture, use, and sale of the Product and all goodwill related thereto shall inure to the benefit of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] for purposes of building the longevity and extent of use of the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks.

         (d) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and CIMA agree that, where applicable, all packaging of the Products shall identify (i) the number of the CIMA Patents and CIMA as the owner thereof and (ii) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] as the owner of the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks.

         (e) Any improvements to the CIMA Technology (whether or not patentable) shall be owned solely by CIMA.

         (f) Any improvements to the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION.***] Technology (whether or not patentable) shall be owned solely by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         (g) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall have full ownership rights to the Products with the exception of any improvements to the CIMA Technology as contemplated by Section 9.11(e).

         (h) Any provisions in this Agreement to the contrary notwithstanding, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] acknowledges that, for all purposes, CIMA is the owner of the CIMA Technology and CIMA acknowledges that, for all purposes, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] is the owner of the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Technology.

         9.12 Infringement; Enforcement of Proprietary Rights.

         (a) Infringement of Patent Rights. Each party shall promptly notify the other of any alleged infringement by third parties of any CIMA Patent and provide any information available to that party relating to such alleged infringement. CIMA shall have the responsibility to investigate such alleged infringement and act diligently, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], to end any infringement of such rights that materially affect [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s rights pursuant to this Agreement, including, but not limited to, bringing suit against such third party infringer. In the event that CIMA does not bring suit against such third party infringer, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] may, at its own expense, bring suit against such third party infringer on CIMA's behalf.

         (b) Procedures. No settlement, consent judgment or other voluntary final disposition of any suit contemplated by Section 9.12(a) may be entered into without the consent of each party, which consent shall not be unreasonably withheld or delayed. Any recovery of damages in any such suit shall be retained by the party bearing the costs of such suit. In the event of any infringement suit against a third party brought by either party pursuant to this Section 9.12, the party not bringing such suit shall cooperate in all respects, execute any documents reasonably necessary to permit the other party to prosecute such suit, and to the extent reasonable shall make available its employees and relevant records to provide evidence for such suit.

         (c) Infringement of Third Party Rights. If, during the term of this Agreement, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s marketing or selling of the Product hereunder infringes on a third party patent based upon claims that dominate claims in the CIMA Patents, within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] after notice by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], CIMA shall use its reasonable best efforts to procure for [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION.***] the right to exercise all rights licensed under this Agreement without any additional payment therefor by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         9.13 Supply of Products. CIMA shall maintain sufficient capacity throughout the term of this Agreement to meet the requirements of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] for the supply of Products hereunder.

         9.14 Liability Insurance. At and after each Launch, CIMA shall use its best efforts to obtain and carry in full force and effect product liability insurance in respect of the applicable Product in the amount of $1,000,000 per occurrence and in the aggregate and policies of $10,000,000 of excess coverage in the aggregate. At and after each Launch, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall use its best efforts to obtain and carry in full force and effect product liability insurance in respect of the applicable Product in the amount of $1,000,000 per occurrence and in the aggregate and policies of $10,000,000 of excess coverage in the aggregate.

         9.15 Referral of Orders and Inquiries. CIMA shall refer all Persons sending orders or making inquiries regarding the Products within the Territory to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and shall promptly notify [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of the name of each such Person and the nature of the inquiry of such Person.

         9.16 Deemed Breach of Covenant. Neither CIMA nor [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall be deemed to be in breach of any covenant contained in this Section 9 if such party's deemed breach is the result of any action or inaction on the part of the other party.

                                   SECTION 10

                                 INDEMNIFICATION

         10.1 Indemnification.

         (a) CIMA shall indemnify, defend and hold [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] (and its directors, officers, employees, and Affiliates) harmless from and against any and all Damages incurred or suffered by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.***] (and its directors, officers, employees, and Affiliates) as a consequence of:

                  (i) any breach of any representation or warranty made by CIMA in this Agreement or any agreement, instrument or document delivered by CIMA pursuant to the terms of this Agreement;

                  (ii) any failure to perform duly and punctually any covenant, agreement or undertaking on the part of CIMA contained in this Agreement;

                  (iii) any act or omission of CIMA with respect to the operation of CIMA's business, or the handling, manufacturing or development of the Products by CIMA; or

                  (iv) the infringement of the Licensed Assets, the Patent or the Technology of any patent, trademark, copyright, trade secret or other intellectual property right of any person other than CIMA or [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         (b) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall indemnify, defend and hold CIMA (and its directors, officers, employees, and Affiliates) harmless from and against any and all Damages incurred or suffered by CIMA (and its directors, officers, employees, and Affiliates) as a consequence of:

                  (i) any breach of any representation or warranty made by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in this Agreement or any agreement, instrument or document delivered by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] pursuant to the terms of this Agreement;

                  (ii) any failure to perform duly and punctually any covenant, agreement or undertaking on the part of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] contained in this Agreement; or

                  (iii) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with respect to the operation of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s business or the handling, marketing or sale of the Products by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], including [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s supply of API hereunder.

         10.2 Notice and Opportunity To Defend. Promptly after receipt by a party hereto of notice of any claim which could give rise to a right to indemnification pursuant to Section 10.1. such party (the "Indemnified Party") shall give the other party (the "Indemnifying Party") written notice describing the claim in reasonable detail. The failure of an Indemnified Party to give notice in the manner provided herein shall not relieve the Indemnifying Party of its obligations under this Section, except to the extent that such failure to give notice materially prejudices the Indemnifying Party's ability to defend such claim. The Indemnifying Party shall have the right, at its option, to compromise or defend, at its own expense and by its own counsel, any such matter involving the asserted liability of the party seeking such indemnification. If the Indemnifying Party shall undertake to compromise or defend any such asserted liability, it shall promptly (and in any event not less than 10 days after receipt of the Indemnified Party's original notice) notify the Indemnified Party in writing of its intention to do so, and the Indemnified Party agrees to cooperate fully with the Indemnifying Party and its counsel in the compromise or defense against any such asserted liability. All reasonable costs and expenses incurred in connection with such cooperation shall be borne by the Indemnifying Party. If the Indemnifying Party elects not to compromise or defend the asserted liability, fails to notify the Indemnified Party of its election to compromise or defend as herein provided, fails to admit its obligation to indemnify under this Agreement with respect to the claim, or, if in the reasonable opinion of the Indemnified Party, the claim could result in the Indemnified Party becoming subject to injunctive relief or relief other than the payment of money damages that could materially adversely affect the ongoing business of the Indemnified Party in any manner, the Indemnified Party shall have the right, at its option, to pay, compromise or defend such asserted liability by its own counsel and its reasonable costs and expenses shall be included as part of the indemnification obligation of the Indemnifying Party hereunder. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnified Party may settle or compromise any claim over the objection of the other; provided, however, that consent to settlement or compromise shall not be unreasonably withheld. In any event, the Indemnified Party and the Indemnifying Party may participate, at their own expense, in the defense of such asserted liability. If the Indemnifying Party chooses to defend any claim, the Indemnified Party shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense. Notwithstanding anything to the contrary in this Section 10.2, (i) the party conducting the defense of a claim shall (A) keep the other party informed on a reasonable and timely basis as to the status of the defense of such claim (but only to the extent such other party is not participating jointly in the defense of such claim), and (B) conduct the defense of such claim in a prudent manner, and (ii) the Indemnifying Party shall not cease to defend, settle or otherwise dispose of any claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld).

         10.3 Indemnification Payment Obligation. No Indemnifying Party will have any obligations under Sections 10.1(a) or 10.1(b) until the cumulative aggregate amount of Damages incurred or suffered by the Indemnified Party which the Indemnifying Party is otherwise subject to under this Agreement exceeds [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] at which time the entire cumulative aggregate amount of such Damages shall be covered. The provisions of this Section 10.3 shall not limit or otherwise affect the obligations of any Indemnifying Party under any other Section of this Agreement.

         10.4 Indemnification Payment Adjustments. The amount of any Damages for which indemnification is provided under this Section 10 shall be reduced to take account of any net tax benefit and shall be increased to take account of any net tax detriment arising from the incurrence or payment of any such Damages or from the receipt of any such indemnification payment and shall be reduced by the insurance proceeds received and any other amount recovered, if any, by the Indemnified Party with respect to any Damages; provided, however, that an Indemnified Party shall not be subject to an obligation to pursue an insurance claim relating to any Damages for which indemnification is sought hereunder. If any Indemnified Party shall have received any payment pursuant to this Section 10 with respect to any Damages and shall subsequently have received insurance proceeds or other amounts with respect to such Damages, then such Indemnified Party shall pay to the Indemnifying Party an amount equal to the difference (if any) between (i) the sum of the amount of those insurance proceeds or other amounts received and the amount of the payment by such Indemnifying Party pursuant to this Section 10 with respect to such Damages and (ii) the amount necessary to fully and completely indemnify and hold harmless such Indemnified Party from and against such Damages; provided, however, in no event will such Indemnified Party have any obligation pursuant to this sentence to pay to such Indemnifying Party an amount greater than the amount of the payment by such Indemnifying Party pursuant to this Section 10 with respect to such Damages.

         10.5 Indemnification Payment. Upon the final determination of liability and the amount of the indemnification payment under this Section 10, the appropriate party shall pay to the other, as the case may be, within 10 business days after such determination, the amount of any claim for indemnification made hereunder.

         10.6 Survival. The provisions of Section 10 shall survive any termination of this Agreement. Each Indemnified Party's rights under Section 10 shall not be deemed to have been waived or otherwise affected by such Indemnified Party's waiver of the breach of any representation, warranty, agreement or covenant contained in or made pursuant this Agreement, unless such waiver expressly and in writing also waives any or all of the Indemnified Party's right under Section 10.

                                   SECTION 11

                                   TERMINATION

         11.1 Termination. The term of this Agreement shall begin upon the Closing Date and, unless sooner terminated as hereinafter provided, shall end with respect to each Product upon the expiration of the last CIMA Patent applicable to such Product to expire or, if later, the expiration of any other patent resulting from the development process contemplated hereby. Notwithstanding the foregoing, this Agreement may be terminated as follows:

         (a) Termination for Insolvency. If either [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or CIMA (i) makes a general assignment for the benefit of creditors or becomes insolvent; (ii) files an insolvency petition in bankruptcy;
(iii) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; (iv) commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of financially distressed debtors; or (v) becomes a party to any proceeding or action of the type described above in (iii) or (iv) and such proceeding or action remains undismissed or unstayed for a period of more than 60 days, then the other party may by written notice terminate this Agreement in its entirety with immediate effect.

         (b) Termination for Default. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and CIMA each shall have the right to terminate this Agreement for default upon the other's failure to comply in any material respect with the terms and conditions of this Agreement. At least ninety (90) days prior to any such termination for default, the party seeking to so terminate shall give the other written notice of its intention to terminate this Agreement in accordance with the provisions of this Section 11.1(b), which notice shall set forth the default(s) which form the basis for such termination. If the defaulting party fails to correct such default(s) within ninety (90) days after receipt of notification, then such party immediately may terminate this Agreement. This
Section 11.1(b) shall not be exclusive and shall not be in lieu of any other remedies available to a party hereto for any default hereunder on the part of the other party.

         (c) Unilateral Termination by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Prior to Launch. Prior to the Launch of any Product, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] will have the right to unilaterally terminate this Agreement either in its entirety or with respect to one or more specific Products at any time and in its sole discretion upon the delivery of written notice to CIMA. Any provision herein notwithstanding, in the event that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] terminates this Agreement pursuant to this Section 11.1(c), [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s sole obligation under this Agreement shall be to reimburse CIMA for the costs and expenses actually incurred by CIMA (i) in performing the development activities set forth on Schedule 4.1(b) hereto in respect of such terminated Product(s) prior to CIMA's receipt of such notice of termination and
(ii) in connection with the orderly close out of such development activities; provided, however, that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]'s reimbursement obligations pursuant to this Section 11.1(c) in respect of any terminated Product(s) shall exclude the costs and expenses incurred by CIMA in connection with any Development Phase for which [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] has made a Development Fee Payment and shall in no event exceed the Development Fee Payment associated with the Development Phase on which CIMA is then working, as set forth on Schedule 4.1(b).

         (d) Unilateral Termination by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] After Launch. Following the Launch of any Product, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] will have the right to unilaterally terminate this Agreement either in its entirety or with respect to one or more specific Products and in its sole discretion upon the delivery of written notice to CIMA. Termination of the Agreement either in its entirety or with respect to one or more specific Products will be effective with respect to such Product or Products one hundred eighty (180) days following such written notice to CIMA.

         (e) Continuing Obligations. Termination of this Agreement for any reason shall not relieve the parties of any obligation accruing prior thereto with respect to any Product and any ongoing obligations hereunder with respect to the remaining Products and shall be without prejudice to the rights and remedies of either party with respect to any antecedent breach of the provisions of this Agreement. Without limiting the generality of the foregoing, no termination of this Agreement, whether by lapse of time or otherwise, shall serve to terminate the obligations of the parties hereto under Sections 5.8, 9.3, 9.4, 9.5, 9.7, 9.9(a), 10, 11.1(c), 11.1(d), 11.1(e) and 12 hereof, and such obligations shall survive any such termination.

                                   SECTION 12

                                  MISCELLANEOUS

         12.1 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither CIMA nor [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] may assign any of its rights, duties or obligations hereunder without the prior written consent of the other, which consent shall not be unreasonably withheld, except that no prior written consent shall be required in the event that a third party acquires substantially all of the assets or outstanding shares of, or merges with, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or CIMA, as the case may be.

         12.2 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or facsimile and confirmed in writing, or mailed first class, postage prepaid, by registered or certified mail, return receipt requested (mailed notices and notices sent by facsimile shall be deemed to have been given on the date received) as follows:

         If to CIMA, as follows:

                  CIMA LABS INC
                  10000 Valley View Road
                  Eden Prairie, MN 55344
                  Facsimile: 952-947-8770
                  Attention:  Chief Executive Officer

         If to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], as follows:
[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Attention: General Counsel

         with a copy to:

         [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

or in any case to such other address or addresses as hereafter shall be furnished as provided in this Section 12.2 by any party hereto to the other party.

         12.3 Waiver; Remedies. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument executed by such party. No delay on the part of CIMA or [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of either CIMA or [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The indemnification provided in Section 10 shall be the sole remedy available for any Damages arising out of or in connection with this Agreement except for any rights or remedies which the parties hereto may otherwise have in equity.

         12.4 Survival of Representations. Each of the representations and warranties made in this Agreement shall continue for the term of this Agreement and shall thereafter be extinguished.

         12.5 Independent Contractors. The parties hereto are independent contractors and nothing contained in this Agreement shall be deemed to create the relationship of partners, joint venturers, or of principal and agent, franchisor and franchisee, or of any association or relationship between the parties other than as expressly provided in this Agreement. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] acknowledges that it does not have, and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall not make representations to any third party, either directly or indirectly, indicating that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] has any authority to act for or on behalf of CIMA or to obligate CIMA in any way whatsoever. CIMA acknowledges that it does not have, and it shall not make any representations to any third party, either directly or indirectly, indicating that it has any authority to act for or on behalf of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or to obligate [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in any way whatsoever.

         12.6 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements including, without limitation the Feasibility Agreement entered by CIMA and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] on November 30, 2001, or understandings of the parties relating thereto.

         12.7 Amendment. This Agreement may be modified or amended only by written agreement of the parties hereto.

         12.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

         12.9 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York excluding any choice of law rules which may direct the application of the law of another state.

         12.10 Arbitration. Any dispute, controversy or claim arising out of or in connection with this Agreement shall be determined and settled by arbitration in New York, New York, pursuant to the Rules of Arbitration then in effect of the American Arbitration Association. Any award rendered shall be final and conclusive upon the parties and a judgment thereon may be entered in a court having competent jurisdiction. Any arbitration hereunder shall be

(i) submitted to an arbitration tribunal comprised of three (3) independent members knowledgeable in the pharmaceutical industry, one of whom shall be selected by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], one of whom shall be selected by CIMA, and one of whom shall be selected by the other two arbitrators; (ii) allow for the parties to request discovery pursuant to the rules then in effect under the Federal Rules of Civil Procedure for a period not to exceed 90 days; and (iii) require the award to be accompanied by findings of fact and a statement of reasons for the decision. Each party shall bear its own costs and expenses, including attorney's fees incurred in any dispute which is determined and/or settled by arbitration pursuant to this Section. Except where clearly prevented by the area in dispute, both parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved. Arbitration shall not prevent any party from seeking injunctive relief where such remedy is an appropriate form of remedy under the circumstances.

         12.11 Captions. All section titles or captions contained in this Agreement, in any Schedule referred to herein or in any Exhibit annexed hereto, and the table of contents, if any, to this Agreement are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

         12.12 No Third-Party Rights. No provision of this Agreement shall be deemed or construed in any way to result in the creation of any rights or obligation in any Person not a party or not affiliated with a party to this Agreement.

         12.13 Severability. If any provision of this Agreement is found or declared to be invalid or unenforceable by any court or other competent authority having jurisdiction, such finding or declaration shall not invalidate any other provision hereof, and this Agreement shall thereafter continue in full force and effect.

         12.14 Attachments. All Schedules, Exhibits and other attachments to this Agreement are by this reference incorporated herein and made a part of this Agreement.

         12.15 Force Majeure. In the event that a party is prevented from carrying out its obligations under this Agreement by an event of Force Majeure, then such party's performance of its obligations under this Agreement shall be excused during the period of such event and for a subsequent reasonable period of recovery.

         12.16 Consents. Where this Agreement requires the consent of any party and specifies that such consent is not to be unreasonably withheld, the determination of whether such consent may be withheld shall be based upon the facts and circumstances of the business of the party whose consent is requested, it being understood that it is reasonable to withhold the requested consent if granting the requested consent would have an adverse impact on such party's business activities.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the day and year first above written.




                                    CIMA LABS INC.


                                    By:  /s/ John Hontz
                                        -------------------------------------
                                        Name:  John Hontz
                                        Title:  Chief Operating Officer




                                    [***CONFIDENTIAL TREATMENT REQUESTED,
                                    PORTION OMITTED FILED SEPARATELY WITH THE
                                    SECURITIES AND EXCHANGE COMMISSION.***]




                                    By: /s/ [***CONFIDENTIAL TREATMENT
                                    REQUESTED, PORTION OMITTED FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE
                                    COMMISSION.***]

                                    Name: [***CONFIDENTIAL TREATMENT REQUESTED,
                                    PORTION OMITTED FILED SEPARATELY WITH THE
                                    SECURITIES AND EXCHANGE COMMISSION.***]

                                    Title: [***CONFIDENTIAL TREATMENT REQUESTED,
                                    PORTION OMITTED FILED SEPARATELY WITH THE
                                    SECURITIES AND EXCHANGE COMMISSION.***]

                                                                 Schedule 3.1 to
                                                             Master Development,
                                                    License and Supply Agreement


                           Master Development Schedule

         [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

                                                              Schedule 4.1(a) to
                                                             Master Development,
                                                    License and Supply Agreement


                                  Royalty Rates

         In any Year, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall pay to CIMA a royalty in the amount of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of the Annual Net Sales, if any, actually recorded during such Year.

         [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall pay the royalty payment due in respect of any Quarter (a "Quarterly Installment") by remitting a check, together with the report required by Section 4.3, to CIMA within 60 days after the end of each Quarter during such Year. For purposes of determining the royalty payment pursuant to this Schedule 4.1(a) the amount of each Quarterly Installment shall be calculated based on actual Net Sales recorded during such Quarter.

                                                              Schedule 4.1(b) to
                                                             Master Development,
                                                    License and Supply Agreement


                     Development Fee And Milestone Payments

         (a) Subject to paragraph (b) of this Schedule 4.1(b), [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall pay to CIMA any of the milestone payments set forth below (each a "Milestone Payment") promptly after CIMA demonstrates the Satisfactory Completion (as defined below) of the research and development phases (each a "Development Phase") set forth opposite such Milestone Payment:

[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

         (b) Promptly after the completion of each Development Phase, CIMA shall notify [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of such completion and shall provide [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] sufficient written materials (a "Development Phase Notice") to allow [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] to evaluate whether or not such Development Phase has been Satisfactorily Completed. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

         (c) In addition to the Milestone Payments described above, in connection with each Product, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall pay CIMA an amount equal to (i) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in the event the actual Completion Date for such Product precedes the target Completion Date therefor set forth on Schedule 3.1 by at least [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or (ii) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in the event the actual Completion Date for such Product precedes the target Completion Date therefor set forth on Schedule 3.1 by at least [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         (d) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall also pay to CIMA the development fee payments set forth below (each a "Development Fee

Payment") within thirty (30) days of CIMA's invoice for development work performed in accordance with this Agreement during the applicable Quarter.

------------------------------------------------- -------------------------
TIME PERIOD                                           DEVELOPMENT FEE
------------------------------------------------- -------------------------
[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.***]
Quarter ending December 31, 2001              $500,000
[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.***]
---------------------------------------------------------------------------

                                                              Schedule 5.1(b) to
                                                              Master Development
                                                    License and Supply Agreement


[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE
             SECURITIES AND EXCHANGE COMMISSION.***] Purchase Order

                                 [See Attached]

---------------------------------------------------- ------------------------------- ----------------------------------


[***CONFIDENTIAL TREATMENT REQUESTED, PORTION                                            PURCHASE ORDER NO.
OMITTED FILED SEPARATELY WITH THE SECURITIES AND                                        PURCHASE ORDER DATE
EXCHANGE COMMISSION.***]

                                                                                           PAGE




                  ------------------------------------------                -------------------------------------------
VENDOR:                                                         SHIP TO:





                  ------------------------------------------                -------------------------------------------


                                                                                   ORIGINAL COPY
----------------- ------------- ------------------------------------------- -------------------------------------------

SHIP VIA           TAXABLE       TERMS DESCRIPTION                           FOB DESCRIPTION


----------------- ------------- ------------------------------------------- -------------------------------------------

 RESOURCE NUMBER               RESOURCE DESCRIPTION          QUANTITY        UM         UNIT PRICE        AMOUNT
















--------------------------- ------------------------------- --------------- ---------- ----------------- --------------


THE TERMS AND CONDITIONS ON THE REVERSE SIDE ARE PART OF THIS PURCHASE ORDER.    BY: __________________________________

                              TERMS AND CONDITIONS

1. Definitions. (a) Buyer means [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] (b) Seller means any person, firm, or corporation to whom this Purchase Order is directed.

2. Terms: This Purchase Order constitutes any order to buy goods, equipment, material, supplies, or services according to the description and other terms set forth on its face and reverse side. No additional or different terms offered by the Seller shall be or become part of this order, nor shall this order be modified without the express written approval of Buyer.

3. Shipping Instructions: All shipments must contain packing lists giving descriptions of material, quantity and purchase order number. If shipment is not made F.O.B. destination, the original bill of lading must be furnished with invoices. Buyer's count will be accepted as final on all shipments not accompanied by packing lists.

4. Risk of Loss: The risk of loss from any casualty to the goods regardless of the cause, shall be on Seller until the goods have been received, inspected and accepted by the company.

5. Delays in Delivery: Time is of the essence. If Seller for any reason does not comply with the buyer's delivery schedule, Buyer in addition to remedies provided by law, at its option may either approve and revise delivery schedule or, may terminate the order without liability on account thereof.

6. Warranty: Seller expressly warrants that all goods, equipment, material, supplies or services covered by this order will conform to the specification, drawings, samples or other description furnished or specified by the Buyer, shall be of good material and workmanship and free from defects.

7. Rejections: If any of the goods, equipment, material or supplies are found within a reasonable time after delivery to the Buyer to be defective in material or workmanship or otherwise not in conformity with the requirements of the order, Buyer, in addition to any other rights which it may have under warranties or otherwise, shall have the right to reject and return such goods at Seller's expense, such goods not to be replaced without suitable written authorization from Buyer.

8. Patent Infringements: Seller shall pay costs and damages finally awarded in any suit against the Buyer or its vendees to the extent based upon a finding that the design or construction of articles as furnished infringes a United States Patent (except infringement occurring as a result of incorporating a design or modification at the request of Buyer); provided the Buyer promptly notifies Seller of any charge of such infringement and the Seller is given the right at its expense to settle such charge and to defend or control the defense of any suit based upon such charge, this paragraph sets forth the Seller's exclusive liability with respect to patents.

9. Compliance with Laws: Seller shall comply with all applicable State, Federal and local laws, rules and regulations.

10a. Termination: The Buyer may terminate work on this order for its own convenience in whole or in part by written or telegraphic notice at any time. In the event, any claim arising out of such termination shall be settled by negotiation on the basis of the Seller's costs and commitments properly incurred or made, with due allowance for salvage value.

10b. If the Seller ceases to conduct its operations in the normal course of business including liability to meet its obligations as they mature of if any proceeding under the bankruptcy or insolvency laws is brought by or against the Seller, a receiver for the Seller is appointed or applied for or an assignment for the benefit of Creditors is made by the Seller, Buyer may terminate order without liability except for the deliveries previously made or for goods covered by the order then completed and subsequently delivered in accordance with the terms of the order.

11. Nondiscrimination in Employment. Seller will not discriminate against any employee or applicant for employment because of race, religion, color, sex, age, or national origin.

12. Non-Waiver. Any waiver of strict compliance with the provisions of this order shall not be deemed a waiver of the Buyer's rights to insist upon strict compliance thereafter.

13. Subcontracting. In the event the Seller subcontracts all or any part of this order, Seller remains completely responsible for price, delivery and quality.

                                                                 Schedule 5.3 to
                                                             Master Development,
                                                    License and Supply Agreement


[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE
                    SECURITIES AND EXCHANGE COMMISSION.***]







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                                                              Schedule 5.4(d) to
                                                              Master Development
                                                    License and Supply Agreement


                           Quality Assurance Addendum

                      [To be mutually agreed by parties on
                            or prior to each Launch]